UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 28, 2005
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 2, 2005, D. Peter Canty submitted his resignation as a director, which was accepted by the Stone board of directors. Mr. Canty was President of Stone from March 1994 to March 2004 and Chief Executive Officer from January 2001 until March 2004.
     On October 6, 2005, Stone announced a downward revision of its estimated proved reserves of approximately 171 billion cubic feet of natural gas equivalent (Bcfe), and on November 8, 2005, Stone announced that it will restate certain historical financial statements. In addition, Stone had previously disclosed that the law firm of Davis Polk & Wardwell, which had been engaged by the audit committee to assist in its investigations of reserve revisions, had issued a preliminary report to the audit committee. Davis Polk presented its final report to the audit committee and board of directors on November 28, 2005. The final report reiterated a number of findings in Davis Polk’s preliminary report, and found that a number of factors at Stone contributed to the write-down of reserves, including the following:
•	Stone lacked adequate internal guidance or training on the SEC definition of proved reserves;

•	There is evidence that Stone management failed to fully grasp the conservatism of the SEC’s “reasonable certainty” standard of booking reserves; and

•	There is also evidence that there was an optimistic and aggressive “tone from the top” with respect to estimating proved reserves.
     Stone has received notice that the staff of the SEC is conducting an informal inquiry into the revision of Stone’s proved reserves and the financial statement restatement. Finally, Stone has been advised that one or more class action lawsuits have been or will be filed in connection with the reserve revisions.
     Stone believes that Mr. Canty may disagree with the extent of the reserve revisions and the necessity for a restatement of prior financial statements. In his resignation, Mr. Canty stated that he disagreed with many conclusions reached by counsel to Stone with respect to proved reserve issues. Mr. Canty’s resignation is being filed as Exhibit 17.1 to this Form 8-K. In accordance with the requirements of Item 5.02 of Form 8-K, a copy of this Form 8-K is being provided to Mr. Canty and he will be provided the opportunity to furnish Stone with a letter stating whether he agrees with the statements made in this Item 5.02, and, if not, stating the respects in which he does not agree. Stone will file any letter received from Mr. Canty with the SEC as an exhibit to an amendment to this Form 8-K within two business days after receipt by Stone.

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On December 5, 2005, we issued a press release announcing the findings of an independent review by Davis Polk and Wardwell, which had been engaged by our audit committee to assist in its investigations of reserve revisions. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 8 — Other Events
Item 8.01. Other Events
     On October 6, 2005, Stone announced a downward revision of its estimated proved reserves of approximately 171 billion cubic feet of natural gas equivalent (Bcfe), and on November 8, 2005, Stone announced that it will restate certain historical financial statements. In addition, Stone had previously disclosed that the law firm of Davis Polk & Wardwell, which had been engaged by the audit committee to assist in its investigations of reserve revisions, had issued a preliminary report to the audit committee.
     Davis Polk presented its final report to the audit committee and board of directors on November 28, 2005. The final report reiterated a number of findings in Davis Polk’s preliminary report, and found that a number of factors at Stone contributed to the write-down of reserves, including the following:
•	Stone lacked adequate internal guidance or training on the SEC definition of proved reserves;

•	There is evidence that Stone management failed to fully grasp the conservatism of the SEC’s “reasonable certainty” standard of booking reserves; and

•	There is also evidence that there was an optimistic and aggressive “tone from the top” with respect to estimating proved reserves.
As part of its final report, Davis Polk proposed a number of recommendations, including the following:
•	Adopt and distribute written guidelines to its staff on the SEC reserve reporting requirements;

•	Provide annual training for employees on the SEC requirements;

•	Continue to emphasize the difference between SEC’s standard of measuring proved reserves and the criteria that Stone might use in making business decisions; and

•	Institute and cultivate a culture of compliance to ensure that the foregoing contributing factors do not recur.
     The audit committee and board of directors have accepted the Davis Polk final report, and the board of directors has resolved to implement all of the recommendations promptly.
     Stone has received notice that the staff of the SEC is conducting an informal inquiry into the revision of Stone’s estimated proved reserves and the financial statement restatement. In addition, Stone has received an inquiry from the Philadelphia Stock Exchange with respect to matters including trading prior to Stone’s October 6, 2005 announcement. On or around, November 30, 2005, George Porch filed a putative class action in the United States District Court for the Western District of Louisiana against Stone, David H. Welch, Kenneth H. Beer, D. Peter Canty and James H. Prince purporting to allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (Case No. 6:05-cv-02049-MEM). The complaint asserts a putative class period commencing on June 17, 2005 and ending on October 6, 2005. The complaint contends that, during putative class period, defendants, among other things, misstated or failed to disclose (i) that Stone had “materially overstat[ed] [Stone’s] financial results by overvaluing its oil reserves through improper and aggressive reserve methodologies”; (ii) “that the Company lacked adequate internal controls and was therefore unable to ascertain its true financial condition”; and (iii) “that as a result of the foregoing, the values of the Company’s proven reserves, assets and future net cash flows were materially overstated at all relevant times”. Several law firms that represent plaintiffs in private securities actions have made announcements of their intentions to file additional such putative class actions on behalf of Stone stockholders. Stone intends to vigorously defend these lawsuits.
     On December 2, 2005, D. Peter Canty submitted his resignation as a director, which was accepted by the Stone board of directors. For additional information with respect to Mr. Canty’s resignation, please see Item 5.02 of the Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

17.1	Letter of resignation of D. Peter Canty as a director dated December 2, 2005.

99.1	Press release dated December 5, 2005, “Stone Energy Corporation Announces Findings of Independent Review.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: December 5, 2005	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

17.1	Letter of resignation of D. Peter Canty as a director dated December 2, 2005.

99.1	Press release dated December 5, 2005, “Stone Energy Corporation Announces Findings of Independent Review.”